U.S. SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant To Section 13 Or 15(D) Of The Securities Exchange Act Of 1934

Date of Report (Date of Earliest Event Reported): December 12, 2011

China Liaoning Dingxu Ecological Agriculture Development, Inc.

(Exact name of small business issuer as specified in its charter)

Formerly known as Hazlo! Technologies, Inc.

Commission File No. 333-170480

Nevada	80-0638212
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

Room 2119 Mingyong Building, No. 60 Xian Road.

Shahekou District, Dalian, China 116021

(Address of Principal Executive Offices)

0086-13909840703

(Issuer’s telephone number)

Copy of Communications To:

Bernard & Yam, LLP

Attn: Bin Zhou, Esq.

401 Broadway, Suite 1708

New York, NY 10013

Phone: 212-219-7783

Facsimile: 212-219-3604

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

EXPLANATORY NOTE

As used in this Current Report, unless the context requires or is otherwise indicated, the terms “we,” “us,” “our,” the “Registrant,” the “Company,” “our company” and similar expressions include the following entities, after giving effect to the Share Exchange (as defined below):

(i)

China Liaoning Dingxu Ecological Agriculture Development, Inc., formerly known as

Hazlo! Technologies, Inc., a Nevada corporation (“PUBCO”), which is a publicly traded company;

(ii)

China Liaoning DingXu Ecological Agriculture Development Co, Ltd., a BVI company ( “DingXu BVI”)

(iii)

Panjin Hengrun Biological Technology Development Co., Ltd. 盘锦恒润生物技术开发有限公司, a limited liability company organized under the laws of the People’s Republic of China and a ninety-nine percent owned subsidiary of DingXu BVI (“Panjin Hengrun”)

(iv)

Liaoning Dingxu Ecological Agriculture Development Co., Ltd.辽宁鼎旭生态农业发展有限公司, a limited liability company organized under the laws of the People’s Republic of China and an affiliated entity of Panjin Hengrun through contractual arrangements (“Liaoning Dingxu”).

“BVI” refers to the British Virgin Islands. “China” or “PRC” refers to the People’s Republic of China, excluding Hong Kong, Macau and Taiwan.  “RMB” or “Renminbi” refers to the legal currency of China and “$” or “U.S. Dollars” refers to the legal currency of the United States.  The Company maintains its books and accounting records in Renminbi.   We make no representation that the RMB or U.S. Dollar amounts referred to in this Current Report could have been or could be converted into U.S. Dollars or RMB, as the case may be, at any particular rate or at all.  “GAAP” unless otherwise indicated refers to accounting principles generally accepted in the United States.

 Item 1.01 Entry into a Material Definitive Agreement.

On December 12, 2011, China Liaoning Dingxu Ecological Agriculture Development, Inc., formerly known as Hazlo! Technologies, Inc., a Nevada corporation (the “PUBCO”) entered into a Share Exchange Agreement (the “Share Exchange Agreement”) with Chin Yung Kong (the “DingXu BVI Shareholder”), the sole shareholder of  China Liaoning DingXu Ecological Agriculture Development Co;, Ltd., a BVI company (the “DingXu BVI”). Under the Share Exchange Agreement, PUBCO issues Sixty Million (60,000,000) shares of common stock to Chin Yung Kong to acquire from Chin Yung Kong 100% of the issued and outstanding shares of DingXu BVI.

Item 2.01 Completion of Acquisition or Disposition of Assets.

As described under Item 1.01 of this Current Report, on December 12, 2011, PUBCO entered a Share Exchange Agreement with DingXu BVI Shareholder under which PUBCO issues 60,000,000 shares of common stock to Chin Yung Kong to acquire 100% of the issued and outstanding shares of DingXu BVI. Upon closing of the Share Exchange transaction, DingXu BVI will become the wholly owned subsidiary of PUBCO.

China Liaoning DingXu Ecological Agriculture Development Co, Ltd., a BVI company (the “DingXu BVI”) was incorporated under the laws of British Virgin Islands on April 15, 2011. Chin Yung Kong was the sole shareholder and director of DingXu BVI.

On July 5, 2011, DingXu BVI formed Panjin Hengrun Biological Technology Development Co., Ltd. 盘锦恒润生物技术开发有限公司, a limited liability company organized under the laws of the People’s Republic of China  (“Panjin Hengrun”). DingXu BVI owns 99% of the total ownership of Panjing Hengrun.

On November 28, 2011, Panjin Hengrun entered into a set of contractual arrangements with Liaoning Dingxu Ecological Agriculture Development Co., Ltd.辽宁鼎旭生态农业发展有限公司, a limited liability company organized under the laws of the People’s Republic of China (“Liaoning Dingxu”). The contractual arrangements are comprised of a series of agreements, including a Consulting Service Agreement and an Operating Agreement, through which Panjin Hengrun has the right to advise, consult, manage and operate Liaoning Dingxu to collect and own all of Liaoning Dingxu’s net profits and net losses. Additionally, under a Proxy Agreement, the shareholders of Liaoning Dingxu have vested their voting control over Liaoning Dingxu to Panjin Hengrun. In order to further reinforce Panjin Hengrun’s rights to control and operate Liaoning Dingxu.  Liaoning Dingxu and its shareholders have granted Panjin Hengrun, under an Option Agreement, the exclusive right and option to acquire all of their equity interests in Liaoning Dingxu, or, alternatively, all of the assets of Liaoning Dingxu. Further, the shareholders of Liaoning Dingxu agreed to pledge all of their rights, titles and interests in Liaoning Dingxu under an Equity Pledge Agreement.

Upon entry of these contractual arrangements, Liaoning Dingxu became the Variable Interest Entities (“VIE”) of Panjin Hengrun pursuant to FIN 46 (R) and Panjin Hengrun was able to carry out business operations through Liaoning Dingxu.

Set forth below is our organizational chart upon completion of the share exchange transaction:

China Liaoning Dingxu Ecological Agriculture Development, Inc., *formerly known as* Hazlo! Technologies, Inc.
a Nevada corporation (“PUBCO”)
100% ownership
China Liaoning DingXu Ecological Agriculture Development Co;, Ltd.,
a BVI company (“DingXu BVI”)
99% ownership
Panjin Hengrun Biological Technology Development Co., Ltd. 盘锦恒润生物技术开发有限公司,
a PRC company (“Panjing Hengrun)
Contractual Arrangement
Liaoning Dingxu Ecological Agriculture Development Co., Ltd.辽宁鼎旭生态农业发展有限公司
a PRC Company (“Liaoning Dingxu)

Liaoning Dingxu Ecological Agriculture Development Co., Ltd.辽宁鼎旭生态农业发展有限公司 (“Liaoning Dingxu”) was formed as a limited liability company organized under the laws of the People’s Republic of China on August 6, 2009. It mainly engages in the business of growing mushroom and marketing mushroom and related agricultural products.

Upon the completion of share exchange transaction, the business operations of PUBCO will be carried out through Panjin Hengtun and its affiliated operating entity Liaoning Dingxu. On December 12, 2011, PUBCO ceased its previous business operations and started to engage in the business of growing mushroom and marketing mushroom and related agricultural products through Liaoning Dingxu.

PUBCO will file an Amended Form 8-K Current Report to disclose all the information required by Form 10 Registration Statement regarding our operating affiliated entity Liaoning Dingxu, pursuant to Regulation S-K.

Item 3.02 Unregistered Sales of Equity Securities.

As described under Item 1.01 of this Current Report on Form 8-K, on December 12, 2011, PUBCO entered a Share Exchange Agreement with DingXu BVI Shareholder under which PUBCO issues 60,000,000 shares of common stock to Chin Yung Kong to acquire 100% of the issued and outstanding shares of DingXu BVI.  The sales of 60,000,000 shares of common stock were pursuant to the exemption from registration provided by Section 4(2) of the Securities Act of 1933.

Item 5.06	Change in Shell Company Status.

Upon the completion of share exchange transaction as described under Item 1.01, the business operations of PUBCO will be carried out through Panjin Hengtun and its affiliated operating entity Liaoning Dingxu. On December 12, 2011, PUBCO ceased its previous business operations and started to engage in the business of growing mushroom and marketing mushroom and related agricultural products through Liaoning Dingxu. As a result, PUBCO is no longer a Shell Company as defined in Rule 12b-2 of the Exchange Act.

Item 9.01 Financial Statements and Exhibits.

(a)           Financial Statements of the Business Acquired.

The audited consolidated financial statements of Liaoning Dingxu Ecological Agriculture Development Co., Ltd. for the fiscal years ended December 31, 2010 and 2009 are filed in this Current Report as Exhibit 99.1.

The unaudited consolidated financial statements of Liaoning Dingxu Ecological Agriculture Development Co., Ltd. for the nine months ended September 30, 2011 and 2010 are filed in this Current Report as Exhibit 99.2.

(b)           Pro Forma Financial Information.

The unaudited pro forma condensed consolidated financial statements as of and for the nine months ended September 30, 2011 and for the year ended December 31, 2010 are incorporated herein by reference to Exhibit 99.3 to this Current Report on Form 8-K,

(c)           Exhibits.

The exhibits listed in the following Exhibit Index are filed as part of this Current Report.

Exhibit No.	Description
10.1	Share Exchange Agreement
10.2	Consulting Service Agreement (Panjin Hengrun and Liaoning Dingxu)
10.3	Operating Agreement (Panjin Hengrun and Liaoning Dingxu)
10.4	Equity Pledge Agreement (Panjin Hengrun and Liaoning Dingxu)
10.5	Option Agreement (Panjin Hengrun and Liaoning Dingxu)
10.6	Proxy Agreement (Panjin Hengrun and Liaoning Dingxu)
99.1	Audited consolidated financial statements of Liaoning Dingxu for the fiscal years ended December 31, 2010 and 2009
99.2	Unaudited consolidated financial statements of Liaoning Dingxu for the nine months ended September 30, 2011 and 2010
99.3	Unaudited pro forma condensed consolidated financial statements as of and for the nine months ended September 30, 2011 and for the year ended December 31, 2010

SIGNATURES

Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

China Liaoning Dingxu Ecological Agriculture Development, Inc. Formerly known as Hazlo! Technologies, Inc
December 12, 2011
By:	/ S / Chin Yung Kong
Chin Yung Kong President and Chief Executive Officer